Exhibit 99.1

CUMULUS MEDIA INC.

CUMULUS MEDIA Reports Operating Results for Second Quarter 2018

ATLANTA, GA — August 20, 2018: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and six months ended June 30, 2018. As described in more detail below, results for the 2018 periods reflect the combined results of the Successor and Predecessor Companies in connection with the Company's emergence from Chapter 11. For the three months ended June 30, 2018, the Company reported net revenue of $285.2 million, down 1.8% from the three months ended June 30, 2017, net income of $706.1 million and Adjusted EBITDA of $66.4 million, which was down 1.5% from the three months ended June 30, 2017. For the six months ended June 30, 2018, the Company reported net revenue of $548.9 million, down 1.0% from the six months ended June 30, 2017, net income of $701.1 million and Adjusted EBITDA of $106.6 million, which was up 0.5% from the six months ended June 30, 2017. Net income for the three and six months ended June 30, 2018 included after-tax gains associated with the Company's emergence from Chapter 11 of $671.0 million and $641.0 million, respectively.

As previously disclosed, on November 29, 2017, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). On May 10, 2018, the Court entered an order confirming the Company’s Plan of Reorganization (the “Plan”). On June 4, 2018, the Plan became effective in accordance with its terms and the Company emerged from Chapter 11.

The Company's operating results and key operating performance measures on a consolidated basis, as well as within the Cumulus Radio Station Group and Westwood One, were not materially impacted by the reorganization. For the purposes of the analysis of the results presented herein, the Company is presenting the combined results of operations for (1) the period June 4, 2018 to June 30, 2018 of the Successor Company with the period April 1, 2018 to June 3, 2018 of the Predecessor Company, and (2) the period June 4, 2018 to June 30, 2018 of the Successor Company with the period January 1, 2018 to June 3, 2018 of the Predecessor Company. Although, this presentation is not in accordance with accounting principles generally accepted in the United States, the Company believes presenting and analyzing the combined results allows for a more meaningful comparison of results for the three and six month periods ended June 30, 2018 to the three and six months ended June 30, 2017. For more information regarding the Predecessor and Successor Company results, please see the Company’s Form 10-Q for the quarter ended June 30, 2018 to be filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2018.

Mary Berner, President and Chief Executive Officer of CUMULUS MEDIA said, “In the second quarter, we emerged from Chapter 11 with new and supportive ownership, a billion dollars less debt and results that demonstrate our operational and financial momentum, despite industry challenges and the distractions posed by our Chapter 11 proceedings. Normalizing those results for $4.8 million of write-offs related to United States Traffic Network’s well-publicized financial problems, our Adjusted EBITDA grew in the quarter by 5.5%.”

Berner continued, “Looking forward, we are excited about the potential of our digital products, improved pricing and inventory management across the entire platform and our young but fast-growing podcasting business to supplement the performance of our core business. These growth drivers, combined with our continued focus on operating fundamentals, our reduced debt load, our ability to generate significant free cash flow and our renewed focus on optimization of our portfolio of assets, position us well to build substantial shareholder value in the quarters and years to come.”

Operating Summary (in thousands, except percentages and per share data):

	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from April 1, 2018 through June 3, 2018	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	% Change
Net revenue	$95,004	$190,245	$285,249	$290,531	(1.8)%
Net income	$4,980	$701,157	$706,137	$5,672	**
Adjusted EBITDA (1)	$26,115	$40,241	$66,356	$67,400	(1.5)%
Basic income per share	$0.25	$23.90	**	$0.19	**
Diluted income per share	$0.25	$23.90	**	$0.19	**

	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from January 1, 2018 through June 3, 2018	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	% Change
Net revenue	$95,004	$453,924	$548,928	$554,561	(1.0)%
Net income (loss)	$4,980	$696,156	$701,136	$(1,723)	**
Adjusted EBITDA (1)	$26,115	$80,512	$106,627	$106,133	0.5%
Basic income (loss) per share	$0.25	$23.73	**	$(0.06)	**
Diluted income (loss) per share	$0.25	$23.73	**	$(0.06)	**

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure”.

	Successor	Predecessor
	June 30, 2018	December 31, 2017	% Change
Cash and cash equivalents	$37,444	$102,891	(63.6)%

Term loan	$1,300,000	$—	**
Predecessor term loan	$—	$1,722,209	(100.0)%
7.75% senior notes	$—	610,000	(100.0)%
Total debt	$1,300,000	$2,332,209	(44.3)%

**    Calculation not meaningful

	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from April 1, 2018 through June 3, 2018	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	% Change
Capital expenditures	$1,969	$5,014	$6,983	$7,467	(6.5)%

	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from January 1, 2018 through June 3, 2018	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	% Change
Capital expenditures	$1,969	$14,019	$15,988	$13,203	21.1%

Three Months Ended June 30, 2018

Net Revenue
The Company operates in two reportable segments, the Cumulus Radio Station Group and Westwood One. Cumulus Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate and Other includes overall executive, administrative and support functions for both of the Company’s reportable segments, including accounting, finance, legal, human resources, information technology functions and programming.

The following tables present our net revenue by segment (dollars in thousands).

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$68,357	$26,356	$291	$95,004

	Period from April 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$135,093	$54,924	$228	$190,245

	Three Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$203,450	$81,280	$519	$285,249
% of total revenue	71.3%	28.5%	0.2%	100.0%
$ change from three months ended June 30, 2017	$(5,146)	$46	$(182)	$(5,282)
% change from three months ended June 30, 2017	(2.5)%	0.1%	(26.0)%	(1.8)%

	Three Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$208,596	$81,234	$701	$290,531
% of total revenue	71.8%	28.0%	0.2%	100.0%

Net Income (Loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$18,327	$5,796	$(19,143)	$4,980

	Period from April 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(506,774)	$253,619	$954,312	$701,157

	Three Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(488,447)	$259,415	$935,169	$706,137
$ change from three months ended June 30, 2017	$(535,250)	$248,439	$987,276	$700,465
% change from three months ended June 30, 2017	**	**	**	**

**    Calculation not meaningful

	Three Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$46,803	$10,976	$(52,107)	$5,672

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$20,860	$7,690	$(2,435)	$26,115

	Period from April 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$39,824	$6,554	$(6,137)	$40,241

	Three Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$60,684	$14,244	$(8,572)	$66,356
$ change from three months ended June 30, 2017	$814	$(2,698)	$840	$(1,044)
% change from three months ended June 30, 2017	1.4%	(15.9)%	(8.9)%	(1.5)%

	Three Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$59,870	$16,942	$(9,412)	$67,400

Six Months Ended June 30, 2018

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$68,357	$26,356	$291	$95,004

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$303,317	$149,715	$892	$453,924

	Six Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$371,673	$176,071	$1,184	$548,928
% of total revenue	67.7%	32.1%	0.2%	100.0%
$ change from six months ended June 30, 2017	$(10,524)	$4,981	$(90)	$(5,633)
% change from six months ended June 30, 2017	(2.8)%	2.9%	(7.1)%	(1.0)%

	Six Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$382,197	$171,090	$1,274	$554,561
% of total revenue	68.9%	30.9%	0.2%	100.0%

Net (Loss) Income
The following tables present our net (loss) income by segment (dollars in thousands).

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$18,327	$5,796	$(19,143)	$4,980

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(477,966)	$259,441	$914,681	$696,156

	Six Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(459,639)	$265,237	$895,538	$701,136
$ change from three months ended June 30, 2017	$(534,980)	$251,996	$985,843	$702,859
% change from three months ended June 30, 2017	**	**	**	**

**    Calculation not meaningful

	Six Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$75,341	$13,241	$(90,305)	$(1,723)

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$20,860	$7,690	$(2,435)	$26,115

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Six Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$96,869	$26,900	$(17,142)	$106,627
$ change from six months June 30, 2017	$(2,042)	$989	$1,547	$494
% change from six months ended June 30, 2017	(2.1)%	3.8%	(8.3)%	0.5%

	Six Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$98,911	$25,911	$(18,689)	$106,133

Earnings Call Information
The Company will host a conference call today at 4:30 PM EDT to discuss its second quarter 2018 operating results.

A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors/). The conference call dial-in number for domestic callers is 877-830-7699, and international callers should dial 248-847-2515 for call access. If prompted, the conference ID number is 9993757. Please call five to ten minutes in advance to ensure that you are connected prior to the call.

Following completion, a telephonic replay can be accessed until 11:59 PM EDT on September 20, 2018, by dialing 855-859-2056 or 404-537-3406 and using the replay code 9993757. An archive of the webcast will be available beginning 24 hours after the call for a period of 30 days and can be accessed via the same link on our website by using the password “cumulusmedia”.

Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to our recently completed financial restructuring and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About CUMULUS MEDIA
A leader in the radio broadcasting industry, CUMULUS MEDIA (NASDAQ: CMLS) combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 441 owned-and-operated stations broadcasting in 90 U.S. media markets (including eight of the top 10), approximately 8,000 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus Radio Station Group and Westwood One platforms make CUMULUS MEDIA one of the few media companies that can provide advertisers with national reach and local impact. The Cumulus Radio Station Group and Westwood One are the exclusive radio broadcast partners to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, and more. Additionally, the Company is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events. For more information, visit www.cumulusmedia.com.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Successor Company	Predecessor Company
	Period from June 4, 2018 through June 30,	Period from April 1, 2018 through June 3,
	2018	2018
Net revenue	$95,004	$190,245
Operating expenses:
Content costs	27,685	59,117
Selling, general and administrative expenses	38,719	85,097
Depreciation and amortization	4,379	10,065
Local marketing agreement fees	358	702
Corporate expenses	2,532	5,883
Stock-based compensation expense	652	65
Acquisition-related restructuring costs	6,941	734
Loss on sale or disposal of assets or stations	—	147
Total operating expenses	81,266	161,810
Operating income	13,738	28,435
Non-operating (expense) income:
Reorganization items, net	—	496,368
Interest expense	(6,176)	(132)
Interest income	4	21
Other income (expense), net	20	(276)
Total non-operating (expense) income, net	(6,152)	495,981
Income before income tax (expense) benefit	7,586	524,416
Income tax (expense) benefit	(2,606)	176,741
Net income	$4,980	$701,157

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Successor Company	Predecessor Company
	Period from June 4, 2018 through June 30,	Period from January 1, 2018 through June 3,
	2018	2018
Net revenue	$95,004	$453,924
Operating expenses:
Content costs	27,685	159,681
Selling, general and administrative expenses	38,719	199,482
Depreciation and amortization	4,379	22,046
Local marketing agreement fees	358	1,809
Corporate expenses	2,532	14,483
Stock-based compensation expense	652	231
Acquisition-related restructuring costs	6,941	2,455
Loss on sale or disposal of assets or stations	—	158
Total operating expenses	81,266	400,345
Operating income	13,738	53,579
Non-operating (expense) income:
Reorganization items, net	—	466,201
Interest expense	(6,176)	(260)
Interest income	4	50
Other income (expense), net	20	(273)
Total non-operating (expense) income, net	(6,152)	465,718
Income before income tax (expense) benefit	7,586	519,297
Income tax (expense) benefit	(2,606)	176,859
Net income	$4,980	$696,156

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	Combined Predecessor and Successor	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
Net revenue	$285,249	$290,531	$548,928	$554,561
Operating expenses:
Content costs	86,802	93,289	187,366	195,069
Selling, general and administrative expenses	123,816	120,506	238,201	234,896
Depreciation and amortization	14,444	16,120	26,425	32,402
Local marketing agreement fees	1,060	2,713	2,167	5,420
Corporate expenses	8,413	9,476	17,015	18,742
Stock-based compensation expense	717	530	883	1,068
Acquisition-related and restructuring costs	7,675	467	9,396	1,618
Loss (gain) on sale or disposal of assets or stations	147	104	158	(2,502)
Total operating expenses	243,074	243,205	481,611	486,713
Operating income	42,175	47,326	67,317	67,848
Non-operating income (expense):
Reorganization items, net	496,368	—	466,201	—
Interest expense	(6,308)	(34,344)	(6,436)	(68,407)
Interest income	25	35	54	72
Other expense, net	(256)	(111)	(253)	(28)
Total non-operating income (expense), net	489,829	(34,420)	459,566	(68,363)
Income (loss) before income tax benefit (expense)	532,004	12,906	526,883	(515)
Income tax benefit (expense)	174,135	(7,234)	174,253	(1,208)
Net income (loss)	$706,139	$5,672	$701,136	$(1,723)

Non-GAAP Financial Measure

From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) and segment Adjusted EBITDA are the financial metrics by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole and each of our reportable segments, respectively. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit agreement.

In determining Adjusted EBITDA, the Company excludes from net income items not related to core operations and those that are non-cash including: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale, or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees (as such fees are excluded from the definition of such term for purposes of calculating covenant compliance under the credit agreement), expenses relating to acquisitions, restructuring costs, reorganization items and non-cash impairments of assets, if any.

Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA is routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.

Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to segment and consolidated Adjusted EBITDA for the period from June 4, 2018 through June 30, 2018, the period from April 1, 2018 through June 3, 2018, the period from January 1, 2018 through June 3, 2018 and the three and six months ended June 30, 2018 and 2017 (dollars in thousands):

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$18,327	$5,796	$(19,143)	$4,980
Income tax expense	—	—	2,606	2,606
Non-operating (income) expense, including net interest expense	(4)	47	6,109	6,152
Local marketing agreement fees	358	—	—	358
Depreciation and amortization	2,179	1,949	251	4,379
Stock-based compensation expense	—	—	652	652
Acquisition-related and restructuring costs	—	(102)	7,043	6,941
Franchise and state taxes	—	—	47	47
Adjusted EBITDA	$20,860	$7,690	$(2,435)	$26,115

	Period from April 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(506,774)	$253,619	$954,312	$701,157
Income tax benefit	—	—	(176,741)	(176,741)
Non-operating (income) expense, including net interest expense	(1)	77	311	387
Local marketing agreement fees	702	—	—	702
Depreciation and amortization	4,111	4,488	1,466	10,065
Stock-based compensation expense	—	—	65	65
Loss on sale or disposal of assets or stations	3	—	144	147
Reorganization items, net	541,903	(251,669)	(786,602)	(496,368)
Acquisition-related and restructuring costs	(120)	39	815	734
Franchise and state taxes	—	—	93	93
Adjusted EBITDA	$39,824	$6,554	$(6,137)	$40,241

	Three Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(488,447)	$259,415	$935,169	$706,137
Income tax benefit	—	—	(174,135)	(174,135)
Non-operating (income) expense, including net interest expense	(5)	124	6,420	6,539
Local marketing agreement fees	1,060	—	—	1,060
Depreciation and amortization	6,290	6,437	1,717	14,444
Stock-based compensation expense	—	—	717	717
Loss on sale or disposal of assets or stations	3	—	144	147
Reorganization items, net	541,903	(251,669)	(786,602)	(496,368)
Acquisition-related and restructuring costs	(120)	(63)	7,858	7,675
Franchise and state taxes	—	—	140	140
Adjusted EBITDA	$60,684	$14,244	$(8,572)	$66,356

	Three Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$46,803	$10,976	$(52,107)	$5,672
Income tax expense	—	—	7,234	7,234
Non-operating (income) expense, including net interest expense	(1)	133	34,288	34,420
Local marketing agreement fees	2,713	—	—	2,713
Depreciation and amortization	10,251	5,449	420	16,120
Stock-based compensation expense	—	—	530	530
Loss on sale or disposal of assets or stations	104	—	—	104
Acquisition-related and restructuring costs	—	384	83	467
Franchise and state taxes	—	—	140	140
Adjusted EBITDA	$59,870	$16,942	$(9,412)	$67,400

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$18,327	$5,796	$(19,143)	$4,980
Income tax expense	—	—	2,606	2,606
Non-operating (income) expense, including net interest expense	(4)	47	6,109	6,152
Local marketing agreement fees	358	—	—	358
Depreciation and amortization	2,179	1,949	251	4,379
Stock-based compensation expense	—	—	652	652
Acquisition-related and restructuring costs	—	(102)	7,043	6,941
Franchise and state taxes	—	—	47	47
Adjusted EBITDA	$20,860	$7,690	$(2,435)	$26,115

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(477,966)	$259,441	$914,681	$696,156
Income tax benefit	—	—	(176,859)	(176,859)
Non-operating (income) expense, including net interest expense	(2)	204	281	483
Local marketing agreement fees	1,809	—	—	1,809
Depreciation and amortization	10,251	9,965	1,830	22,046
Stock-based compensation expense	—	—	231	231
Loss on sale or disposal of assets or stations	14	—	144	158
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Acquisition-related and restructuring costs	—	1,087	1,368	2,455
Franchise and state taxes	—	—	234	234
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Six Months Ended June 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(459,639)	$265,237	$895,538	$701,136
Income tax benefit	—	—	(174,253)	(174,253)
Non-operating (income) expense, including net interest expense	(6)	251	6,390	6,635
Local marketing agreement fees	2,167	—	—	2,167
Depreciation and amortization	12,430	11,914	2,081	26,425
Stock-based compensation expense	—	—	883	883
Loss on sale or disposal of assets or stations	14	—	144	158
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Acquisition-related and restructuring costs	—	985	8,411	9,396
Franchise and state taxes	—	—	281	281
Adjusted EBITDA	$96,869	$26,900	$(17,142)	$106,627

	Six Months Ended June 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$75,341	$13,241	$(90,305)	$(1,723)
Income tax expense	—	—	1,208	1,208
Non-operating (income) expense, including net interest expense	(3)	275	68,091	68,363
Local marketing agreement fees	5,420	—	—	5,420
Depreciation and amortization	20,655	10,903	844	32,402
Stock-based compensation expense	—	—	1,068	1,068
Gain on sale of assets or stations	(2,502)	—	—	(2,502)
Acquisition-related and restructuring costs	—	1,492	126	1,618
Franchise and state taxes	—	—	279	279
Adjusted EBITDA	$98,911	$25,911	$(18,689)	$106,133